EXHIBIT 99.B

Investor Update August 23, 2004

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; the ability to implement and achieve our objectives in the long-range plan, including achieving our debt reduction targets; the extent and time periods involved in the restatement of our prior years' financial results, whether related to the reserve revisions, the natural gas hedge transactions or otherwise; the ongoing discussions with the SEC regarding the company's plan for restatement of prior years' financial results; the potential impact of the restatement of financial results on our access to capital (including borrowings under credit arrangements); further changes in reserve estimates based upon internal and third party reserve analyses; uncertainties associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and the natural gas hedge transactions; outcome of litigation including shareholder derivative and class actions related to reserve revisions and restatements; consequences arising from the delay in filing of our periodic reports including the exercise of remedies by the company's lenders under certain bond and financing arrangements and if such remedies were to be exercised, the company's potential inability to identify and obtain alternate sources of financing and the existence of cross-acceleration provisions in various financing agreements; the successful implementation of the settlement related to the western energy crisis; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. The financial information provided herein with respect to the year ended December 31, 2003 and the quarters ended March 31, 2004 and June 30, 2004 have not been audited by its independent auditor. This financial information remains subject to final review and audit by the company and its independent auditor and, therefore, is subject to change.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Values Stewardship Integrity Safety Accountability Excellence

Highlights Overall asset sales target met Closed $402 MM so far in 3Q 2004 Most of remaining $1.4 billion to close before 9/30/04 Progressing toward $150 MM cost savings goal Restructuring complete Facility consolidation in Houston "Every dollar counts" approach

Highlights Pipelines hitting on all cylinders Financial performance Growth projects Recontracting Integrity program Turnaround of E&P underway Three of four geographic areas stable or improving Progress in Gulf of Mexico Drill bit activity increasing Two acquisitions completed Trading book continues to shrink International power assets performing above plan

Restatement Update The financial information provided herein should be considered preliminary and unaudited; it remains subject to further review and adjustment by El Paso and its independent auditor and subject to change

Restatement Summary Restatement process underway to address two issues Reserve revision and related issues Hedge accounting treatment Process well advanced Presentation today will show preliminary unaudited impact Further revisions may be required Disclosures in Form 10-K designed to provide more detail Comparison of each prior period Discussion of methodology Expect to file 2003 Form 10-K for El Paso by end of 3Q 2004

Reserve Restatement Overview On February 17, 2004, El Paso announced a 1.8 Tcfe negative revision of its oil and natural gas reserves as of December 31, 2003 Audit Committee of company's Board engaged Haynes and Boone to conduct independent investigation of reasons for revision Based on nature of reasons for the revisions as determined by investigation, El Paso believes a restatement of prior periods is required El Paso, in consultation with PWC and Ryder Scott, believes a reserve reconstruction approach is appropriate for the restatement

Restatement Methodology Reserve reconstruction approach Use December 31, 2003 reserve report as a starting point Work backwards, adjusting each quarter for: Actual production and pricing 2003 estimate of operating and capital cost Re-engineered material property sales Ryder Scott independently reviewed the application of the process and re-engineered material property sales Methodology adjusted for periods prior to year- end 2000 due to availability of data

Reserve Reconstruction Approach: Reconstruction of Reserves PDP 12/31/03 PDP 12/31/01 HISTORY HISTORY HISTORY FORECAST FORECAST FORECAST FORECAST PDP 12/31/02 PUD PDNP NON-PVD 12/31/00

Estimated Financial Impact of Proposed Reserve Restatement Total $2.7 billion pre-tax reduction to value of oil and gas properties Corresponding after-tax reduction in stockholder's equity Significantly lower unit DD&A rate in future periods compared to no restatement Increase in 2004 net income and lower exposure to ceiling test charges in the future No impact on cash flow for any period Preliminary and Unaudited

Hedge Accounting Overview In 1999-2002, El Paso pursued a business strategy to hedge the company's exposure to commodity price movement in its Production business by performing the following steps: El Paso Production ("Production") entered into swaps to fix natural gas price with El Paso Merchant Energy ("EPME") EPME entered into identical swaps with unaffiliated third parties In a number of instances, EPME simultaneously entered into transactions with the same unaffiliated party at similar but offsetting terms Where Step 3 existed, EPME would manage the risk through its trading activities In addition, EPME used these steps to hedge a number of other transactions (such as transportation capacity) We believe that a restatement to eliminate hedge accounting treatment for transactions that included Steps 2 and 3 above is required

Estimated Financial Impact of Proposed Hedge Accounting Restatement EPME earnings will be lower or higher in each period due to the mark-to-market adjustments of Step 2 Production earnings will be lower or higher in each period due to: Lower or higher EBIT in each period due to settlement adjustments of Step 1 Increased ceiling test charge in 2001 due to the elimination of the benefit of the Production hedges Lower DD&A in periods after the increased ceiling test charge Change in other comprehensive income ("OCI") will offset impact on stockholders' equity of mark-to-market adjustments

Estimated Financial Impact of Proposed Hedge Accounting Restatement Estimated $1.0 billion (pre-tax) cumulative impact on stockholders' equity at 12/31/03 $1.6 billion incremental ceiling test charges Partially offset by $0.6 billion lower DD&A Restatement should have little, if any, impact on El Paso Production Holding Company ("EPPH") and El Paso CGP Company ("EPCGP") Preliminary and Unaudited

Preliminary Impact of Restatements in 2004 Production DD&A rate ($/Mcfe) EP EPPH EPCGP Production realized gas price ($/Mcf) EP EPPH EPCGP Trading results Stockholders' equity ($ billions) $2.68 2.11 2.91 $4.63 - - At plan N/A $1.57 1.72 2.26 $5.42 4.47 4.86 Below plan N/A $1.65 1.80 2.32 $5.74 4.49 5.60 Below plan $4.3 Prior Estimate 1Q 2004 Current Estimate 2004 1Q 2Q Preliminary and Unaudited

Natural Gas Hedged Volumes: 2004-2006 2004 2005 2006 5.7 6.4 6.4 $ 3.34 3.81 3.76 Previous Hedges New Hedge Position 75.0 130.0 84.0 $ 2.55 3.22 3.28 Volume (Tbtu) Average Price ($/MMbtu) Volume (Tbtu) Average Price ($/MMbtu) Preliminary and Unaudited

Financial Highlights

Changes in Cash Position Preliminary and Unaudited ($ Millions) Cash flow from operating activities before Western Energy Settlement Western Energy Settlement payments Cash flow from operating activities Net proceeds from asset sales and other Capital expenditures Repayment of debt and other Dividends paid Net change $ 639 - $ 639 $ 1,033 (429) (831) (23) $ 389 1Q 2004 $ 2,339 (10) $ 2,329 $ 1,472 (2,660) (1,101) (203) $ (163) Full Year 2003 $ 908 (604) $ 304 $ 1,879 (858) (1,293) (49) $ (17) 6 Months 2004

Capital Expenditures Preliminary and Unaudited ($ Millions) Pipeline Group Production Other nonregulated Petroleum markets Corporate Total $ 818 1,568 93 171 10 $ 2,660 Full Year 2003 $ 149 247 6 25 2 $ 429 1Q $ 224 186 17 2 - $ 429 2Q 2004

*Net of $1.4 billion of balance sheet cash Estimated Debt (Net of Cash) $ Billions Sep. 30, 2003 Dec. 31, 2003 Mar. 31, 2004 June 30, 2004 Net debt 21.9 20.5 19.5 18.6 $21.9 $20.5 $19.5 $18.6*

2004 Net Debt Target Net debt as of June 30, 2004 Asset sales announced and expected to close in 2004 Non-recourse debt associated with announced sales Cheyenne Plains project financing Targeted net debt at December 31, 2004 $ 18.6 (1.8) (0.2) 0.3 $ 16.9 Preliminary and Unaudited ($ Billions) Further impact may come from asset sales, cash flow vs. capital expenditures and exchange of debt for other liabilities

Significant Debt Reduction Expected in 3Q 2004 Closed in 3Q 2004 (to date) Domestic power plants Intl. production properties Other Total Announced and expected to close in 2004 GTM/EPD transaction Domestic power plants Total $ 351 50 1 $ 402 $ 1,020 395 1,415 $ 39 - - $ 39 $ - 132 $ 132 Net Proceeds Non-recourse Debt Preliminary and Unaudited ($ Millions)

Liquidity Update Available cash* Revolver capacity Total liquidity $ Billions $ 1.3 1.4 $ 2.7 July 31, 2004 *The company defines readily available cash as cash on deposit or held in short-term investments that is easily accessible for general corporate purposes

Preliminary and Unaudited ($ Billions) Consolidated Balance Sheet Balance sheet cash Debt and obligations Minority and preferred interests Stockholders' equity* Total book capitalization $ 1.4 20.0 0.5 4.3 $ 24.8 June 30, 2004E *Includes estimated impact of full restatement

Significant Items* Severance and restructuring cost Western Energy Settlement Impairments FAS 71 Net gain on asset sales Facility closure: Greenway Impairment CB I&II Gain on sale of GTM units $ 42 4 703 (17) (118) - - - $ - - - - - 80 -100 250 -300 (30)-(50) 4Q 2003 & 1st Half 2004 2nd Half 2004 Estimated Items Preliminary and Unaudited ($ Millions) *Does not include charges related to reserve revisions or hedge accounting issue

Regulated Business Update

Year-to-date Results Each pipeline has filed Form 10Q for 2Q 2004: El Paso Natural Gas, Southern Natural Gas, Colorado Interstate Gas, Tennessee Gas Pipeline, ANR Pipeline Favorable result in year-to-date earnings; exceeded Long-Range Plan in both 1Q 2004 and 2Q 2004 Favorable result in capital expenditures; spending controlled below the plan level while on target for construction completion

Continued Progress on Growth Growth projects to be completed as planned: CIG Cheyenne Plains in-service December 2004 ANR Westleg in-service November 2004 SNG South System II in-service August 2004 EPNG Line 2000 Power-Up in-service June 2004 Received FERC approval ANR EastLeg (July 2004) ANR Storage Realignment (July 2004) ANR NorthLeg (June 2004) Significant progress made on Seafarer Received binding bids totaling 350 Mdth/d (333 MMcf/d Design Capacity) on WIC Piceance Lateral Expansion

Growth Projects 0.4 1.2 1.2 0.3 -0.4 0.6 -0.5 -0.9 2.9 3.5* *Includes 2.8 LNG 0.5 0.4 0.3 0.6 0.4 0.7 0.7 0.3 0.4 0.2 0.8 0.3 1.4 0.2 N.A. LNG Imports 7.3 0.9 0.3 0.7 Blue Atlantic Pipeline $2.5 billion 2010 1.0 Bcf/d Seafarer Pipeline $276 MM 2008 750 MMcf/d SNG North and South System $445 MM 2002-2003-2004 699 MMcf/d EPNG Line 2000 Power Up $136.4 MM June 2004 320 MMcf/d ANR Westleg $47.8 MM 2004 218 MMcf/d WIC Medicine Bow Expansion $58 MM 2007-2009 560 MMcf/d Cheyenne Plains $384 MM 2004-2005 755 MMcf/d EPNG Ehrenberg to Cadiz (Formerly Line 1903) $71 MM November 2005 365 MMcf/d ANR Eastleg $17.4 MM 2005 142 MMcf/d SNG Elba Island Expansion $158 MM 1Q 2006 3.5 Bcf TGP Freedom Trail Expansion $79.4 MM 2007 100 MMcf/d TGP Northeast ConneXion $32.6 MM 2006 50 MMcf/d 0.6 ANR Northleg $12.7 MM 2005 110 MMcf/d WIC Piceance Lateral Expansion $120.2 MM December 2005 333 MMcf/d CIG Raton Basin Expansion $94 MM 2005-2008 175 MMcf/d 2003-2012 Flow Changes in Bcf/d

Panhandle (53.3 Mdth/d) MichCon (60 Mdth/d) Continued Progress with Recontracting SNG: AGL (926.5 Mdth/d)* EPNG: Southwest Gas (150 Mdth/d) TGP National Fuel (173 Mdth/d) ConEd (95 Mdth/d) Knoxville Utilities (55 Mdth/d) Connecticut Natural (33 Mdth/d) Berkshire (32 Mdth/d) ANR Western Gas Resources (15.6 Mdth/d) Atlanta Gas Light (173.2 Mdth/d)* Aquila (95.8 Mdth/d) Piedmont (155 Mdth/d) Public Service (93 Mdth/d) Columbia Gas: Ohio/Kentucky (60 Mdth/d) East Ohio (36 Mdth/d) Southern Connecticut (25 Mdth/d) *Subject to regulatory approval

Contract Portfolio 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2005 2006 2007 2008 2009 2010 Beyond TGP 391 1279 565 662 699 657 354 2362 ANR 184 1233 1749 440 569 228 1002 1371 EPNG 490 563 3191 1469 0 0 11 389 CIG 206 165 223 996 163 462 229 1689 SNG 0 529 139 188 499 189 435 1387 5% 1,271 14% 3,769 21% 5,867 14% 3,755 7% 1,930 6% 1,536 7% 2,031 26% 7,198 Average remaining contract term: 4.8 years Contract Expiration Portfolio Thousands of Dth/d

Continued Progress with Pipeline Integrity Program In-line inspect all onshore pipelines 6-inch diameter and greater In-line inspection will focus on pipe wall loss Utilizing modern tools/technologies On track to meet mileage goals and costs projection for 2004 Ahead of regulatory requirement

Pipeline Integrity Program 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Pre-2001 2001 2002 2003 2004 Projected Year End Cumulative 1st ILI 17872 19596 22414 24649 26783 Annual 1st time ILI 0 1723 2795 2235 2134 63% 42% 46% 58% 53% Cumulative In-Line Inspection (ILI) Program Goals

Non-Regulated Business Update

Production Update

Update Activity levels increasing Recent acquisitions performing well Third quarter-to-date production of 803 MMcfe/d (pro forma for UnoPaso acquisition) On target to achieve goals

Production by Region 4Q 2003 1Q 2004 2Q 2004 Texas Gulf Coast 333 308 307 Onshore 213 224 223 GOM 406 369 274 International 4 5 1 MMcfe/d 9561 9061 805 1Excludes production from Canadian properties divested during 1Q 2004 2Includes 20 MMcfe/d of positive prior period adjustments Production stabilized/improving in three of four geographic areas GOM production in-line with June forecast 2

Operational Update Texas Gulf Coast Increasing drilling activity (six rigs currently drilling) Plan to drill 18 wells during second half 2004 and re-complete 15-20 wells Seeing benefits of production enhancement projects GOM/South Louisiana Drilling West Cameron 62 deep shelf well Rig moving off Prince; second well on-line by end of month Onshore Altamont recompletions underway White Oak Creek acquisition performing in-line with plan International Closed on UnoPaso acquisition; production ahead of plan Participated in bid round six and, with two Brazilian partners, were successful in acquiring two blocks in the southern Camamu Basin Closed on Sampang divestiture (Indonesia) Overall production in-line with June update

Overview of Activity Texas Gulf Coast Gulf of Mexico Onshore International Total Current Activity 3 2 2 - 7 Recompletions1 Drilling Rigs2 4 - 2 - 6 Texas Gulf Coast Gulf of Mexico Onshore International Acquisitions Total Capital Expenditures $ 34 59 60 14 19 $186 2Q 2004 Full Year 2004 $175 245 260 80 90 $850 $ Millions 1In process as of 8/20/2004 2Gross EP-operated rigs as of 8/20/2004 Workovers1 6 2 7 - 15

Operational and Financial Review Production (MMcfe/d) Capital expenditures ($ MM) Realized prices (excludes hedges) Gas ($/Mcf) Liquids ($/Bbl) Realized prices (includes hedges) Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)2 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses3 2Q 2004 956 1 $247 $ 5.47 27.43 $ 5.42 27.43 $ 0.60 0.02 0.42 $ 1.04 1Q 2004 805 $186 $ 5.81 32.57 $ 5.74 32.57 $ 0.64 0.03 0.51 $ 1.18 2004 Forecast 825-875 $850 $0.66-$0.76 0.01-0.02 0.48-0.52 $1.15-$1.30 1Includes production from Canadian properties divested during 1Q 2004 2Production costs include lease operating expenses plus production related taxes 3Cash expenses equal total operating expenses less DD&A and other non-cash charges, including ceiling test charges, which have not been finalized

Power Update

Domestic Power Assets As of December 31, 2003 Contracted power plants: 27 plants; 2,566 net MW Merchant power plants: 11 plants; 1,442 net MW Restructured contract assets: $ Millions Cedar Brakes I & II2 Mohawk River Funding II Mohawk River Funding IV Utility Contract Funding Total $ 610 47 75 829 $ 1,561 $ 348 42 10 112 $ 512 Non-recourse Debt Net Book Value $ 59 5 2 59 $ 125 As of December 31, 2003 Forecasted Annual 2004 EBIT1 12004 plan before corporate overhead allocations and impairments 2Debt is net of unamortized discounts

2004 Power Plant Sales Status Contracted power plants 17 plants closed 6 plants targeted to close by September 30, 2004 2 plants targeted to close by October 31, 2004 1 plant negotiating consent with plant lender Merchant power plants 2 plants closed 8 plants targeted to close by October 31, 2004 Restructured contract assets Mohawk River Funding IV closed Utility Contract Funding closed $354 333 50 8 62 9 5 21 $ 39 135 75 815 Proceeds Projected Debt Removed $ Millions

Remaining Domestic Power Plants Power plants Midland Cogeneration Ventures Berkshire Restructured contract assets Cedar Brakes I Cedar Brakes II Mohawk River Funding II Expect sale of remaining domestic assets by end of 2006

Current Profile of International Power Assets South America Central America & Europe Asia Total Number of plants Number of pipelines 1,784 598 2,191 4,573 30 3 $ 1,166 446 694 $ 2,306 15 countries 514 net km Net MW Current Net Book Value $ Millions 2004E EBIT* $200 28 46 $274 *2004 plan before corporate overhead allocations and impairments

South America As of December 31, 2003 Bolivia-to-Brazil Pipeline (3,150 km) Porto Velho (404 MW) Aguaytia (155 MW)* Argentina-to-Chile Pipeline (540 km) Rio Negro (158 MW) Manaus (238 MW) Macae (895 MW) Araucaria (484 MW) Gross MW *For reporting purposes, Aguaytia is included in Central America

Key Take-aways 1Q and 2Q 2004 results ahead of expectations Significant progress on domestic asset sales has been made and expect sale of remaining domestic assets by end of 2006 Asian assets performing above plan Brazilian assets performing at or above expectations through 2Q 2004, but recontracting northern power projects very difficult

Marketing & Trading Update

Business Update Market volatility coupled with mark-to-market impact of hedge accounting restatement results in significant losses in 1st half 2004 Short position from Step 2 of the hedge accounting restatement results in loss due to rising gas prices Continued progress in the liquidation of trade book Collateral position improving year-over-year despite record commodity prices

Summary

Summary Outlook is positive Debt reduction ahead of schedule Pipelines exceeding plan Production stabilizing Commodity prices a plus Form 10-K filing expected by 9/30/04

Appendix

EPPH Operational and Financial Review Production (MMcfe/d) Capital expenditures ($ MM) Total debt ($ MM) Realized prices (excludes hedges) Gas ($/Mcf) Liquids ($/Bbl) Realized prices (includes hedges) Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)1 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses2 2Q 2004 549 $ 144 1,200 $ 5.54 25.58 $ 4.47 25.58 $ 0.50 0.04 0.38 $ 0.92 1Q 2004 447 $ 124 1,200 $ 5.72 33.37 $ 4.49 33.37 $ 0.52 0.04 0.43 $ 0.99 1Production costs include lease operating expenses plus production related taxes 2Cash expenses equal total operating expenses less DD&A and other non-cash charges, including ceiling test charges, which have not been finalized

EPPH Production by Region 4Q 2003 1Q 2004 2Q 2004 Texas Gulf Coast 60 66 48 Onshore 188 209 207 GOM 248 274 192 MMcfe/d 496 549* 447 * *Includes 40 MMcfe/d of positive prior period adjustments

Example: Creation of Production Hedge Transactions Production sells natural gas forward to EPME for a fixed price (mark-to-market impact deferred in other comprehensive income) EPME sells natural gas forward with third party(s) for a fixed price (mark-to-market impact deferred in other comprehensive income) EPME enters into offsetting transaction(s) with third party(s) (receives mark-to-market accounting) EPME manages natural gas price risk through trading activities (receives mark-to-market accounting) 1 2 3 4 El Paso Merchant Energy 1 2 3 El Paso Production Company Third party Various Parties 4

Example: Settlement of Production Hedge Transactions El Paso Merchant Energy 1 2 3 El Paso Production Company Third party Various Parties 4 Production delivers natural gas to EPME and receives a fixed price Transaction is offset by Step 3 Transaction is offset by Step 2 EPME receives fixed price under financial transactions with various parties and pays market (or index) price 1 2 3 4

Example: Margin Requirements of Production Hedge Transactions El Paso Merchant Energy 1 2 3 El Paso Production Company Third party Various Parties 4 No margining required between Production and EPME Margin requirement is offset by Step 3 Margin requirement is offset by Step 2 EPME pays margin (as prices increase) or receives margin (as prices decrease) from various parties 1 2 3 4

Investor Update August 23, 2004